Putnam
Investment Grade
Municipal
Trust III

ANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Although we expect discussions of broader tax reform to continue, it is our belief that the flat tax will not be an issue in the near future and that the municipal market will tend to maintain its current valuation level relative to the taxable markets. These valuations have strengthened recently as investor confidence has increased.

                          -- Richard P. Wyke, Fund Manager,
                Putnam Investment Grade Municipal Trust III

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

13     Portfolio holdings

17     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Putnam Investment Grade Municipal Trust III spent much of the second half of fiscal 1996 recovering from the challenges presented during the first half. As you will recall, your fund began its year in November 1995 amid widespread concerns by municipal bond investors that a flat tax would erase the advantage enjoyed by tax-exempt securities. Later the entire bond market recoiled in worry that the economy's still-robust growth would touch off greater inflation.

During the second half, the fixed-income markets -- and your fund -- made up some lost ground, as investors regained their composure. Prospects for the year ahead now seem more positive. Demand for tax-exempt securities is strong, especially relative to their fairly modest supply. The economy, interest rates, and inflation remain generally favorable.

Shortly before the end of fiscal 1996, Richard Wyke assumed management of your fund. Rick has 14 years of investment experience and has been managing municipal bond portfolios at Putnam since 1987. He reviews the fund's performance and prospects in the report that follows.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996



Report from the Fund Manager
Richard P. Wyke

Putnam Investment Grade Municipal Trust III finished its 1996 fiscal year with positive momentum, thanks in part to the municipal bond market's gradual shift toward a more favorable environment. During the first half of the fiscal year, while the rest of the bond market was well into one of the strongest advances in recent memory, tax-exempt investors were left behind, haunted by tax-reform proposals with the potential to change -- or even end -- the tax advantages of municipal bond investing. However, during the year's second half, flat-tax fears declined. Your fund was able to benefit from a relatively flat interest-rate environment and a strategic shift in emphasis toward intermediate-term bonds, completing the 12 months ended October 31, 1996, with total returns of 5.28% at net asset value and 6.89% at market value. Additional information is shown in the performance tables that begin on page 9.

* SUPPLY/DEMAND BALANCE SHIFT NOW FAVORS GROWING SUPPLY

Although we expect discussions of broader tax reform to continue, it is our belief that the flat tax will not be an issue in the near future and that the municipal market will tend to maintain its current valuation level relative to the taxable markets. These valuations have strengthened recently as investor confidence has increased. Demand benefited from strong retail investor interest as well as from insurance companies. Those two sectors, along with the mutual fund sector, represent almost all of the demand for municipal bonds. While the mutual fund sector saw negligible cash inflow and outflow during the period, there was sufficient demand from the other two sectors to support prices in the municipal market.

On the supply side, approximately $170 billion worth of new-issue municipal bonds is expected to reach the market by the end of calendar 1996. While that is still much lower than the market's peak (roughly $295 billion in 1993), it represents an increase over last year's new-issue level. This means that earlier concerns about vanishing municipal bond supply have not materialized.

One aspect of municipal bond demand we have discussed in past reports has been the large number of pre-refunded bonds awaiting redemption. These pre-refundings in the past have allowed us to know the exact point at which the bonds would be retired and thus have enabled us to plan effectively for reinvestment of the assets. With the passing of 1996, we expect to see fewer bonds redeemed through pre-refundings. Instead, we believe the cash flows into the retail, insurance company, and mutual fund sectors of the market will be the primary sources of demand.




* SHIFT TO BULLETED STRUCTURE INTENDED TO BOOST INCOME

There are basically five variables with which we work in terms of your fund's portfolio structure and strategy: First and most important is duration -- a measure of sensitivity to interest- rate changes. A longer duration can mean a more volatile portfolio if rates rise. But a longer duration is also more likely to provide greater capital appreciation if rates decline. Conversely a shorter duration can help preserve portfolio value when interest rates rise. During the fiscal year, the fund's net interest-rate sensitivity has roughly coincided with the average duration for the long-term municipal bond fund universe. This means that your fund's exposure to interest-rate risk is neither more nor less than that of the broader market.

[GRAPHIC BAR CHART OMITTED: TOP INDUSTRY SECTORS*]

TOP INDUSTRY SECTORS*

Utilities/water and sewerage        32.4%

Hospitals/health care               26.3%

Transportation                      16.4%

Education                            4.2%

Waste management                     1.8%

Footnote reads:
*Based on net assets as of 10/31/96. Holdings will vary over time.

The second important variable in terms of fund performance is the portfolio's yield curve positioning. During the period, we reallocated the fund's assets from a barbell maturity structure to a bulleted maturity structure. By this we mean that we made a pronounced shift of assets roughly positioned at the short-term and the long-term ends of the interest-rate spectrum to a concentration of holdings with midrange maturities between 15 and 25 years. That strategy is intended to generate a higher-yielding portfolio.

* CREDIT AND SECTOR SELECTION STRATEGIES PROVE REWARDING

The fund's credit quality breakdown and sector selection make up the third performance variable. In our opinion, it is more advantageous in today's market to allocate some portion of the portfolio to Baa-rated bonds. While your fund's portfolio has an average credit quality of Aa, the fund is underweighted in Aa-rated and A-rated bonds. The fund's Aa credit quality average comes from a mixture of Aaa-rated and Baa-rated bonds.

A look at the fund's sector selection reveals that bonds issued to support the Denver International Airport, fixtures in the portfolio for some time, remain key holdings. These bonds continue to offer attractive financial performance and are rated as investment grade by both major rating agencies. In our view, these bonds are worthwhile holdings because of their potential for generating a high level of income with periodic opportunities to provide attractive market price returns.

In the health-care sector, we believe the opportunities offered by corporate mergers and taxable buyouts have been fully priced into the market. We now view this sector as more of a trading market in which the focus is on buying bonds that have lagged a rally or selling bonds that have outperformed in a market correction. We anticipate that in coming months we will diversify the fund's sector risk further by shifting more assets into the airline, waste management, and nursing home sectors.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO QUALITY OVERVIEW*]

PORTFOLIO QUALITY OVERVIEW*

Aaa -- 44.6%

Aa -- 6.7%

A -- 17.2%

BBB/Baa -- 29.9%

VMGI -- 1.6%

Footnote reads:
*As a percentage of portfolio market value as of 10/31/96. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Standard & Poor's and Moody's terminologies, unless noted otherwise and may include unrated bonds considered by Putnam Management to be of comparable quality. Portfolio quality will vary over time.

* NONCALLABLE STRUCTURE AND FINANCIAL LEVERAGE PROVE BENEFICIAL

The management of price volatility is the fourth variable affecting your fund's performance. Volatility is reflected in how much and how often the price of a security changes, up or down. Rapid, wide price swings indicate a high degree of volatility. We believe there are unique valuations that occur in the municipal bond market because of call structure in conjunction with shapes of the yield curve and the coupon on a bond. It is our belief, in general, that noncallable bonds are currently undervalued in the municipal market and have been for a long time. In other words, we believe the market is underestimating their potential for rising volatility. We have attempted where possible to build a noncallable structure into the portfolio and to focus on other areas in which such potential, in our view, is being overlooked by the market.

The last primary driver of your fund's performance is financial leverage. To enhance income stream, the fund issues preferred shares that pay dividends at prevailing short-term rates. These shares are sold to corporate and institutional investors; the resulting assets are then invested in longer-term bonds with higher yields. The difference between the dividends paid to holders of preferred shares and the income earned by the fund augments the flow of income to holders of common shares. Given the continuing prospect for low short-term interest rates in general, we believe the effects of leverage should continue to be positive over the near term.

* OUTLOOK: UNDERVALUED MUNICIPAL BOND MARKET BODES WELL FOR FUND IN 1997

Fundamentally, given the growing prospect for slow growth in 1997 and the lack of evidence that wage pressures are pushing on general inflation rates, we believe interest-rate levels should continue to decline. That prospect, coupled with the seasonal bulge in the municipal market, should result in what we expect will be an undervalued municipal bond market. We expect that prices in the municipal bond market may move up over the near term, a situation that could bode well for your fund.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Investment Grade Municipal Trust III is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96
(common shares)

                                         Lehman Bros.
                             Market       Municipal          Consumer
                     NAV      price      Bond Index          Price Index
------------------------------------------------------------------------
1 year               5.28%     6.89%         5.71%               2.99%
------------------------------------------------------------------------
Life (11/29/93)     12.60     -4.02         17.17                8.57
Annual average       4.15     -1.40          5.58                2.86
------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)
(common shares)

                                                              Market
                                            NAV               price
------------------------------------------------------------------------
1 year                                       5.84%             10.31%
------------------------------------------------------------------------
Life (11/29/93)                             11.38              -2.54
Annual average                               3.87              -0.90
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/96

------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------
Number                                   12
------------------------------------------------------------------------
Income                                 $0.8004
------------------------------------------------------------------------
  Total                                $0.8004
------------------------------------------------------------------------
Preferred shares                     (200 shares)
------------------------------------------------------------------------
Income                               $1,800.63
------------------------------------------------------------------------
  Total                              $1,800.63
------------------------------------------------------------------------
Share value (common shares)                   NAV           Market price
------------------------------------------------------------------------
10/31/95                                   $13.22                $11.875
------------------------------------------------------------------------
10/31/96                                    13.02                 11.875
------------------------------------------------------------------------
Current return (common shares)                NAV           Market price
------------------------------------------------------------------------
End of period
Current dividend rate1                       6.15%                  6.74%
------------------------------------------------------------------------
Taxable equivalent2                         10.18                  11.16
------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

2Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends paid on the remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended October 31, 1996

To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust III

We have audited the accompanying statement of assets and liabilities of Putnam Investment Grade Municipal Trust III, including the portfolio of investments owned, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust III as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                  Coopers & Lybrand L.L.P.
Boston, Massachusetts
December 12, 1996




Portfolio of investments owned
October 31, 1996

                   Key to Abbreviations
                   AMBAC        --AMBAC Indemnity Corporation
                   FGIC         --Financial Guaranty Insurance Company
                   FSA          --Financial Security Assurance
                   G.O. Bonds   --General Obligation Bonds
                   IFB          --Inverse Floating Rate Bonds
                   IF COP       --Inverse Floating Rate Certificate of Participation
                   MBIA         --Municipal Bond Investors Assurance Corporation
                   VRDN         --Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (102.2%) *
PRINCIPAL AMOUNT                                                                                       RATINGS**       VALUE

California  (16.4%)
----------------------------------------------------------------------------------------------------------------------------
       $2,500,000  Beverly Hills, Pub. Fin. Auth. Lease Rev. Bonds, MBIA, 5.65s, 6/1/15                  Aaa     $ 2,475,000
        1,000,000  CA Poll. Ctrl. Fin. Auth. VRDN (Shell Oil Co.), Ser. B, 3.5s, 10/1/11                 VMIGI     1,000,000
        2,000,000  CA Poll. Ctrl. Fin. Auth. Rev. Bonds (San Diego Gas & Elec.), Ser. A, 5.9s,
                   6/1/14                                                                                 A        2,085,000
        1,250,000  CA State U. IFB, AMBAC, 9.985s, 11/1/21 (acquired 9/2/94, cost $1,339,094)
                   (double dagger)                                                                        Aaa      1,481,250
        1,000,000  CA State G.O. Bonds, 6 1/4s, 9/1/08                                                    A        1,103,750
        1,500,000  Foothill/Eastern, Corridor Agcy. Toll Rd. Rev. Bonds, Sr. Lien, Ser. A,
                   zero %, 1/1/08                                                                         Baa        952,500
        1,000,000  San Diego Cnty., Wtr. Auth. IF COP, FGIC, 7.540s, 4/23/08 #                            Aaa      1,081,250
                                                                                                                 -----------
                                                                                                                  10,178,750

Colorado  (10.4%)
----------------------------------------------------------------------------------------------------------------------------
                   Denver, City & Cnty. Arpt. Rev. Bonds
        3,000,000  Ser. A, 8 3/4s, 11/15/23                                                               Baa      3,532,500
        1,500,000  Ser. A, 8 1/2s, 11/15/23                                                               Baa      1,715,623
        1,000,000  Ser. D, 7 3/4s, 11/15/13                                                               Baa      1,201,250
                                                                                                                 -----------
                                                                                                                   6,449,373

Florida  (1.8%)
----------------------------------------------------------------------------------------------------------------------------
        1,000,000  Broward Cnty., Resource Recvy. Rev. Bonds (SES Broward Cnty. LP South),
                   7.95s, 12/1/08                                                                         A        1,102,500

Georgia  (2.2%)
----------------------------------------------------------------------------------------------------------------------------
        1,250,000  GA Muni. Elec. Auth. Special Obligation Rev. Bonds (Crossover Ser. Project
                   One), AMBAC, 6.4s, 1/1/13                                                              Aaa      1,359,375

Illinois  (3.4%)
----------------------------------------------------------------------------------------------------------------------------
        1,830,000  IL Hlth. Facs. Auth. Rev. Bonds (Glenoaks Med. Ctr.), Ser. D, 9 1/2s, 11/15/15         BBB      2,095,350

Indiana  (3.5%)
----------------------------------------------------------------------------------------------------------------------------
        2,000,000  Marion Cnty.,  Ind. Convention & Rectl. Facs. Auth. Rev. Bonds (Excise Tax
                   Rev. Lease Rental), Ser. A, AMBAC, 7s, 6/1/21                                          Aaa      2,187,500

Kansas  (4.2%)
----------------------------------------------------------------------------------------------------------------------------
        2,400,000  Burlington,  Poll. Control Rev. Bonds (Kansas Gas & Electric Co.), MBIA,
                   7s, 6/1/31                                                                             Aaa      2,646,000

Louisiana  (2.5%)
----------------------------------------------------------------------------------------------------------------------------
        1,420,000  Beauregard, Parish Rev. Bonds (Boise Cascade Corp.), 7 3/4s, 6/1/21                    Baa      1,533,600

Maryland  (3.4%)
----------------------------------------------------------------------------------------------------------------------------
        2,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (Johns Hopkins U.),
                   7 1/2s, 7/1/20                                                                         Aa       2,130,000

Massachusetts  (3.5%)
----------------------------------------------------------------------------------------------------------------------------
          750,000  MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of Central MA), Ser. B,
                   AMBAC, 9.220s, 6/23/22                                                                 Aaa        855,938
          830,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                                            Aaa      1,324,888
                                                                                                                 -----------
                                                                                                                   2,180,826

Michigan  (8.2%)
----------------------------------------------------------------------------------------------------------------------------
        3,000,000  Cadillac, Pub. School G.O. Bonds, FGIC, 5 3/8s, 5/1/17                                 Aaa      2,891,250
        2,000,000  Western Townships Util. Auth. Swr. Disp. Syst. Rev. Bonds, 8.2s, 1/1/18                BBB      2,177,500
                                                                                                                 -----------
                                                                                                                   5,068,750

Minnesota  (9.1%)
----------------------------------------------------------------------------------------------------------------------------
          925,000  SCA Multi-Fam. Mtge. Rev. Bonds (Nicollet Ridge), Ser. A-9, FSA, 7.1s, 1/1/30          Aaa      1,005,938
                   St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds (Healtheast), Ser. B
        1,000,000   9 3/4s, 11/1/17                                                                       Baa      1,065,620
        1,440,000   9 5/8s, 11/1/08                                                                       Baa      1,532,765
        2,000,000  Western MN Muni. Pwr. Agcy. Supply Rev. Bonds, Ser. A, 7s, 1/1/13                      A        2,050,340
                                                                                                                 -----------
                                                                                                                   5,654,663

New Jersey  (3.5%)
----------------------------------------------------------------------------------------------------------------------------
        2,035,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (Newcomb Med. Ctr.), Ser. A, 7 7/8s,
                   7/1/03                                                                                 Baa      2,192,713

New York  (10.4%)
----------------------------------------------------------------------------------------------------------------------------
        2,000,000  NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr. Syst. Rev. Bonds, Ser. C, 7 3/4s,
                   6/15/20                                                                                Aaa      2,292,500
        1,000,000  NY State Dorm. Auth. Rev. Bonds (Cornell U.), Ser. A, 7 3/8s, 7/1/30                   Aa       1,105,000
                   NY State Energy Research & Dev. Auth. Elec. Fac. Rev. Bonds (Cons. Edison
                   Co.),  Ser. A
        1,000,000  7 3/4s, 1/1/24                                                                         A        1,047,500
        1,000,000  7 1/2s, 1/1/26                                                                         A        1,078,750
        1,000,000  NY State Urban Dev. Corp. Rev. Bonds (Correctional Fac.), Ser. A, 5 1/2s,
                   1/1/14                                                                                 Baa        962,500
                                                                                                                 -----------
                                                                                                                   6,486,250

Oklahoma  (1.7%)
----------------------------------------------------------------------------------------------------------------------------
        1,000,000  Muskogee Indl. Tr. Poll. Control Rev. Bonds (Oklahoma Gas & Electric Co.),
                   Ser. A, 7s, 3/1/17                                                                     AA       1,026,050

Puerto Rico  (3.1%)
----------------------------------------------------------------------------------------------------------------------------
        1,500,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. Y, 5 1/2s, 7/1/36                 A        1,434,375
          500,000  PR Elec. Pwr. Auth. IFB, FSA, 8.338s, 7/1/23                                           Aaa        513,125
                                                                                                                 -----------
                                                                                                                   1,947,500

Tennessee  (4.5%)
----------------------------------------------------------------------------------------------------------------------------
        2,700,000  Metro. Govt. Nashville & Davidson Cnty. Tenn. Wtr. & Swr. IFB, AMBAC,
                   8.317s, 1/1/22                                                                         Aaa      2,781,000

Texas  (10.4%)
----------------------------------------------------------------------------------------------------------------------------
        2,400,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (St. Luke's Lutheran
                   Hosp.), 7.9s, 5/1/18                                                                   Aaa      2,811,000
        2,500,000  North Central TX Hlth. Fac. Dev. Corp. Rev. Bonds (Presbyterian Hlth.
                   Syst.), MBIA, 6.685s, 6/22/21                                                          Aaa      2,640,625
        1,000,000  Texarkana, Hlth. Fac. Rev. Bonds (Wadley Regl. Med.), 8 1/2s, 10/1/12                  A        1,038,420
                                                                                                                 -----------
                                                                                                                   6,490,045
----------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $62,469,128)***                                                      $ 63,510,245
----------------------------------------------------------------------------------------------------------------------------

*               Percentages indicated are based on net assets of $62,165,989.
                Net assets available to common shareholders are $52,152,756.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31,1996. Ratings are not covered by the Report of independant accountants.

*** The aggregate identified cost on a tax basis is $62,540,393, resulting in gross unrealized appreciation and depreciation of $1,383,393 and $413,541, respectively, or net unrealized appreciation of $969,852.

(double dagger) Restricted, excluding 144A securities, as to public resale.
                The total market value of restricted securities held at October 31, 1996 was $1,481,250 or 2.4% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1996.

                The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1996.

                The fund had the following industry group concentrations greater than 10% at
                October 31, 1996 (as a percentage of net assets):

                Utilities/Water & Sewerage                   32.4%
                Hospitals/Health Care                        26.3%
                Transportation                               16.4%

                The fund had the following insurance
                concentrations greater than 10% at
                October 31,1996 (as a percentage of net assets):

                AMBAC                                        13.9%
                MBIA                                         12.5%
----------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at October 31, 1996

                                                      Aggregate
                                       Total               Face        Expiration       Unrealized
                                       Value              Value              Date     Depreciation
----------------------------------------------------------------------------------------------------------------------------
Muni Index Futures (Short)          $811,125           $806,810            Dec-96           $(4,315)
----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1996

Assets
----------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $62,469,128) (Note 1)                                                   $63,510,245
----------------------------------------------------------------------------------------------------
Cash                                                                                         356,048
----------------------------------------------------------------------------------------------------
Interest receivable                                                                        1,409,186
----------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               130,000
----------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    11,269
----------------------------------------------------------------------------------------------------
Total assets                                                                              65,416,748

Liabilities
----------------------------------------------------------------------------------------------------
Payable for variation margin                                                                   4,375
----------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        267,261
----------------------------------------------------------------------------------------------------
Payable for securities purchased                                                           2,860,280
----------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 110,984
----------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                     3,520
----------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                     61
----------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                   1,627
----------------------------------------------------------------------------------------------------
Other accrued expenses                                                                         2,651
----------------------------------------------------------------------------------------------------
Total liabilities                                                                          3,250,759
----------------------------------------------------------------------------------------------------
Net assets                                                                               $62,165,989

Represented by
----------------------------------------------------------------------------------------------------
Remarketed preferred shares, (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                               $10,000,000
----------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                                 55,817,217
----------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 266,215
----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                     (4,954,245)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                 1,036,802
----------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                $62,165,989

Computation of net asset value
----------------------------------------------------------------------------------------------------
Remarketed preferred shares                                                              $10,000,000
----------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                                13,233
----------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares--liquidation preference              $10,013,233
----------------------------------------------------------------------------------------------------
Net assets available to common shares                                                    $52,152,756
----------------------------------------------------------------------------------------------------
Net asset value per common share ($52,152,756 divided by 4,007,092 shares)                    $13.02
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1996

Tax exempt interest income:                                                               $3,940,963
----------------------------------------------------------------------------------------------------
Expenses
----------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                             437,835
----------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                70,959
----------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                              7,862
----------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                               4,976
----------------------------------------------------------------------------------------------------
Reports to shareholders                                                                       39,681
----------------------------------------------------------------------------------------------------
Auditing                                                                                      43,706
----------------------------------------------------------------------------------------------------
Legal                                                                                          6,315
----------------------------------------------------------------------------------------------------
Postage                                                                                       30,999
----------------------------------------------------------------------------------------------------
Exchange listing fees                                                                          4,000
----------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                 5,025
----------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                        25,667
----------------------------------------------------------------------------------------------------
Other                                                                                          4,686
----------------------------------------------------------------------------------------------------
Total expenses                                                                               681,711
----------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                   (38,079)
----------------------------------------------------------------------------------------------------
Net expenses                                                                                 643,632
----------------------------------------------------------------------------------------------------
Net investment income                                                                      3,297,331
----------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                            (365,408)
----------------------------------------------------------------------------------------------------
Net realized gain on future contracts (Note 1)                                                84,677
----------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year                      (268,149)
----------------------------------------------------------------------------------------------------
Net loss on investments                                                                     (548,880)
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $2,748,451
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                 Year ended October 31
                                                                         -----------------------------------
                                                                                  1996                  1995
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------
Net investment income                                                       $3,297,331            $3,606,020
------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                              (280,731)           (2,666,613)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                     (268,149)            6,087,229
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         2,748,451             7,026,636
------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from
net investment income                                                         (360,126)             (362,203)
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $13,233 and $12,493, respectively)                       2,388,325             6,664,433
------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from:
------------------------------------------------------------------------------------------------------------
Net investment income                                                       (3,207,079)           (3,197,815)
------------------------------------------------------------------------------------------------------------
Total  increase (decrease) in net assets                                      (818,754)            3,466,618
------------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------
Beginning of year                                                           62,984,743            59,518,125
------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $266,215 and $535,310, respectively)                             $62,165,989           $62,984,743
------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                       4,007,092             4,007,092
------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and end of year               200                   200
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
                                                                                                             For the period
                                                                                                          November 29, 1993
                                                                                                              (commencement
                                                                                                              of operations)
                                                                               Year ended October 31          to October 31
                                                                       ----------------------------------------------------
                                                                             1996                 1995                 1994
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (common shares)                       $13.22               $12.36               $14.02(a)
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .82                  .90                  .85(c)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.13)                 .85                (1.69)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .69                 1.75                 (.84)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income
---------------------------------------------------------------------------------------------------------------------------
  To preferred shareholders                                                  (.09)                (.09)                (.06)(b)
---------------------------------------------------------------------------------------------------------------------------
  To common shareholders                                                     (.80)                (.80)                (.67)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.89)                (.89)                (.73)
---------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                                                 --                   --                 (.09)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                             $13.02               $13.22               $12.36
---------------------------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                               $11.875              $11.875              $10.125
---------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (common shares) (%)(d)               6.89                25.77               (28.60)*
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $62,166              $62,985              $59,518
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(e)(f)                            1.30                 1.23                  .85(c)*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(e)                  5.59                 6.30                 5.89(c)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                123.89               165.21               148.90*
---------------------------------------------------------------------------------------------------------------------------

*   Not annualized.

(a) Represents initial net asset value of $14.10 less offering expenses of $0.08. Of these expenses $0.02 are due to a revision of offering expenses on August 31, 1994.

(b) Preferred shares were issued on February 10, 1994. (Note 4)

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period reflect a reduction of $0.02 per share.

(d) Total investment return assumes dividend reinvestment.

(e) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(f) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
October 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair market value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gain.


At October 31, 1996, the fund had a capital loss carryover of approximately $4,220,000 available to offset future net capital gains, if any. The amount of the carryover and expiration dates are:

     Loss Carryover     Expiration
     --------------   --------------
       $1,912,000       10/31/2002
        1,863,000       10/31/2003
          445,000       10/31/2004

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1996 was 3.45%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of realized and unrealized gains and losses on certain futures contracts and losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended October 31, 1996, the fund reclassified $780 to increase undistributed net investment income with an increase to accumulated net realized loss on investments of $780. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis.

Discounts on zero coupon and original issue bonds and payment in kind bonds are accreted according to the effective yield method.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $27,157. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over $1.5 billion of such average net asset value subject under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for the period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by an agreed upon formula.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1996, fund expenses were reduced by $38,079 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $520 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in compensation of Trustees. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended October 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $72,299,201 and $85,400,975, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The remarketed preferred shares are redeemable at the option of the fund on a dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies.Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1996, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of October 3, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 3, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                             Common Shares            Preferred Shares
                            Votes    Votes           Votes       Votes
                             for    withheld          for     withheld

Jameson Adkins Baxter    2,185,360   40,522            118          0
Hans H. Estin            2,185,360   40,522            118          0
R.J. Jackson             2,185,360   40,522            118          0
Elizabeth T. Kennan      2,185,360   40,522            118          0
Lawrence J. Lasser       2,185,360   40,522            118          0
Donald S. Perkins        2,184,035   41,847            118          0
William F. Pounds        2,185,360   40,522            118          0
George Putnam            2,185,360   40,522            118          0
George Putnam, III       2,185,360   40,522            118          0
Eli Shapiro              2,185,360   40,522            118          0
A.J.C. Smith             2,185,360   40,522            118          0
W. Nicholas Thorndike    2,184,035   41,847            118          0




Results of October 3, 1996 shareholder meeting

--------------------------------------------------------------------------------------------------------------------
                                                                Common Shares            Preferred shares
--------------------------------------------------------------------------------------------------------------------
                                                                             Abstentions                 Abstentions
                                                       Votes         Votes    and Broker  Votes    Votes  and Broker
                                                         For       Against     Non-Votes    For  Against   Non-Votes
--------------------------------------------------------------------------------------------------------------------
A proposal to ratify the selection of
Coopers & Lybrand L.L.P. as auditors for
the fund was approved as follows                    2,146,199        29,012        50,671    117       1           0
--------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to investments
in the securities of a single issuer
was approved as follows                             1,888,092       102,051       235,739    117       1           0
--------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction with
respect to making loans through purchases
of debt obligations, repurchase agreements
and securities loans was approved as follows        1,809,933       168,291       247,658    117       1           0
--------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction with
respect to investments in commodities or
commodity contracts was approved
as follows                                          1,723,154       262,577       240,151    117       1           0
--------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction with
respect to concentration of its assets
was approved as follows                             1,813,507       179,218       233,157   117        1           0
--------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investments in securities of
issuers in which management of the fund
or Putnam Investment Management, Inc.
owns securities was approved as follows             1,823,061       183,436       219,385   117        1           0
--------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to margin transactions was
approved as follows                                 1,724,428       272,472       228,982   117        1           0
--------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to short sales was approved
as follows                                          1,787,940       217,854       220,088   117        1           0
--------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction which
limits the fund's ability to pledge assets
was approved as follows                             1,781,037       214,539       230,306    117       1           0
--------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investments in certain oil, gas and
mineral interests was approved as follows           1,790,709       217,033       218,140    117       1           0
--------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investing to gain control of a
company's management was approved
as follows                                          1,760,412       247,643       217,827    117       1           0
--------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction with
respect to investments in other
investment companies was approved
as follows                                          1,783,274       221,860       220,748    117       1           0
--------------------------------------------------------------------------------------------------------------------

All tabulations are rounded to nearest whole number.




Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's net asset value.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29183-215                  12/96